EXHIBIT 99.906.CERT

Rule 30a-2(b) CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ING Clarion Investors, LLC (the Registrant), do hereby certify, to such officer’s knowledge that:

1. ING Clarion Investors, LLC on Form N-CSR of the Registrant for the year ended December 31, 2005 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 25, 2006	/s/ Annemarie Gilly
Annemarie Gilly President and Chief Executive Officer

Date:	August 25, 2006	/s/ Jeff Lazar
Jeff Lazar Treasurer and Chief Financial Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.